Exhibit 99.1

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[LOGO]

Process	Polymers	Products

Overview | August 2004

[GRAPHIC]

Safe Harbor Statement

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our 2004 Annual Report on Form 10-KSB and our Quarterly Reports on Form 10-QSB, which can be found on our corporate Web site, www.cardiotech-inc.com.

[LOGO]

Company Overview

•                  Recognized leader in pioneering innovative devices that enhance the treatment of cardiovascular disease

•                  Manufacturing Capability

• Based on a deep knowledge of polymer-based materials (biomaterials)

• Manufactures and markets single-use, disposable cardio pulmonary bypass devices

• Develops, manufactures, and sells a range of biomaterials for use in the manufacture of medical devices

• Manufacturing for medical device companies

•                  Research and Development

• Advanced wound care products

• Drug Eluting Stents

• Synthetic Artery

Key Facts

Symbol	CTE (AMEX)
Corporate Headquarters	Wilmington, MA
Amex Listing	June 1996
Stock Price (7/20/04) and 52-Week Range	$3.89 || $3.20 to $7.20
Basic and Fully Diluted Shares Outstanding	17.4mm || 23mm
Float	14.9mm
Market Cap	$68mm
Volume (daily 90-day average)	68,102
Long-Term Debt (3/31/04)	$0
Insider Ownership Shares	22% of fully diluted
Institutional Ownership Shares	12% of fully diluted
Employees	160
Fiscal Year End	March 31st

Significant Events

Corporate History

•	Spinoff from PolyMedica (NASDAQ: PLMD)	June 1996
• To develop synthetic artery and wound dressings

•	Acquisition of CDT	May 2001
• To utilize biomaterials expertise in outsource market

•	Started synthetic artery (Coronary Artery Bypass Graft - CABG) clinical trials in Brazil	July 2003
• Goal to obtain approval in Europe and US

Financings

Common Stock		December 1998
• $2,500,000, proceeds used for working capital
• 1 common stock, 1 warrant ($2.75 per unit)

Capital Structure

$ in 000s	FYE March 31, 2004

Cash and Equivalents	$7,117

DEBT:
Senior Credit Facilities - RLOC	$730
Other Senior Debt	$0

NET DEBT(1)	$0

TOTAL EQUITY	$19,368

TOTAL CAPITALIZATION	$19,368

DEBT / EQUITY	0.0	x

(1) Debt net of cash and equivalents

CTE Founder – Dr. Michael Szycher

•                  Expert in Biomaterials

• Recognized international authority on polyurethanes and blood compatible polymers

• Co-invented the HeartMate, the best-selling artificial heart on the market

• Developed the CardioPass synthetic coronary artery bypass graft

• Editor of five books (and the author of three) related to biomaterials and medical devices - widely used in graduate biomedical engineering classrooms

•                  Co-founded three successful companies

• Thermedics in 1983 (sold to Thoratec)

• PolyMedica in 1988 ($700 million market cap, $420 million revenue)

• CardioTech in 1996

•                  Educational Background

• BS in Chemical Engineering, University of New Hampshire

• PhD in Cardiac Physiology, Boston University School of Medicine

• MBA, Suffolk University

Senior Management

•                  Dr. Michael Szycher – Chairman & CEO

•                  Leslie Taeger – CFO

•                  Thomas Lovett – VP of Finance & Controller

•                  Douglas Whittaker – President of GISH

•                  Liann Johnson – General Manager of CDT

Corporate Organization

Manufacturing

•                  GISH Biomedical, Inc.

• Cardiopulmonary bypass devices

• FY04 Revenue of $17.7 million, Market Size of $500 million

•                  Catheter and Disposables Technology, Inc. (CDT)

• Outsourcing for medical device companies

• FY04 Revenue of $2.9 million, Market Size of $2 billion

Research and Development

• Total estimated FY05 R&D Expense of $1.3 million

•                  Biomaterials

• Development of proprietary biomaterials

• FY04 Revenue of $1.0 million, Market Size of $250 million

•                  Dermaphylyx, Inc. (Wound Care)

• Wound care and biomaterials

• FY04 Revenue of $25 thousand, Market Size of $600 million

•                  Drug Eluting Stents

• Development of a coronary drug eluting stent

• Market Size of $1 billion (international)

•                  Synthetic Artery

• Development of a Coronary Artery Bypass Graft (CABG)

• Market Size of $1 billion

GISH Biomedical - Manufacturing

•                  Acquired in 2003 for $8.7 million in an all stock transaction

•                  Custom cardiovascular tubing systems, arterial filters, oxygenators

•                  Competitive Advantages:

• Gish “GBS” heparin coating reduces platelet adhesion and reduces systemic inflammatory response syndrome (SIRS)

• Competition can only do one or the other – not both

•                  Market Characteristics

• $500 million worldwide market

• Declining market; Gish gaining market share

•                  Operating Results

($ in 000s)	Audited FYE03	Audited FYE04	Projected FYE05
Revenue	n/a	$17,781	$19,000

Gross Profit	n/a	$4,582	$5,300

•                  Growth Strategy:

• Establish GBS Heparin Coating as “Gold Standard”

• Strategic Partnerships/Acquisitions

• Increase foreign sales

CDT - Manufacturing

•                  Acquired in 2001 for $1.3 million in cash

•                  Outsourcing for medical device companies: design, development and manufacturing of medical products based on molded and extruded components.

• Products include: sensing, balloon, and drug delivery catheters; disposable endoscopes; and in-vitro diagnostic and surgical disposables

• Customer-base consists of industry leading medical device suppliers (Fortune 100)

•                  Competitive Advantages:

• Offer unique mix of R&D and manufacturing capabilities

•                  Sales/Distribution performed by internal sales force

•                  Market Characteristics

• Highly Fragmented: Potential to cross-pollinate technologies via acquisition

•                  Operating Results

($ in 000s)	Audited FYE03	Audited FYE04	Projected FYE05
Revenue	$2,343	$2,966	$3,300

Gross Profit	$964	$1,092	$1,300

•                  Growth Strategy

• Strategic acquisitions

• Partnership opportunities

CDT – Acquisition Strategy

•                  Candidate Attributes

Profitable operation

Outsourcing and manufacturing for the medical device market

Cross-selling opportunities

New customers and branded, quality products

•                  Transaction Mechanics

Revenue Size:	$5M to $10 MM
Net Profit Margin:	10% to 20%
EBITDA Margin:	15% to 30%
Valuations:	4x-5x EBITDA
Purchase Method:	Combination of Cash and Stock

Research and Development

•                  Biomaterials (polyurethanes, hyaluronic acid)

•                  Wound Care

•                  New Devices under development

•                  Drug Eluting Stents

•                  Synthetic Artery: Coronary Artery Bypass Graft (CABG)

Biomaterials – Research and Development

•                  Sells proprietary biomaterials to medical device manufacturers for use in their products

•                  Strategy

•                  Introduce biomaterials into the marketplace via customers’ FDA approved medical devices

•                  Develop a track record of safe usage with the FDA

•                  Introduce the synthetic artery with our proprietary knowledge

•                  Operating Results

($ in 000s)	Audited FYE03	Audited FYE04	Projected FYE05
Revenue	$1,051	$1,028	$1,200

Gross Profit	$307	$441	$450

•                  Intellectual Property

•                  42 patents

•                  Polymer-based knowledge

Wound Care – Research & Development

•                  Started marketing products in beginning of 2004

•                  Moist wound (for bleeding wounds) and Blister-preventing products

•                  Competitive Advantages:

•                  Stops pain from a wound within approximately 2 minutes

•                  Moist wound products absorb up to 400% of its weight in fluid

•                  Hydrogels: Intelligent dressing (either absorbs or donates moisture)

•                  Transparency allows more productive wound monitoring

•                  Market Characteristics

•                  $600 million annual worldwide market for Hydrogels and Alginates

•                  Sales and Distribution are performed in-house

•                  Manufacturing is outsourced

•                  Business Operating Results

($ in 000s)	Audited FYE04	Projected FYE05
Revenue	n/a	$200

Gross Profit	n/a	$80

•                  Growth Strategy

•                  Medicare Reimbursement

•                  Expand approvals into other market

Drug Eluting Stents – Research & Develop.

•                  Partnership with CorNova was formed to develop a coronary drug eluting stent using the capabilities and technologies of CorNova (40%), Implant Services (30%), and CTE (30%)

•                  CTE will contribute shares and technologies (no cash investment)

•                  Share contribution expected at $750 thousand or less

•                  Market Characteristics

•                  $1 billion annual international market

•                  450,000 stents used worldwide annually (CTE will market $900 stents)

•                  Currently only two FDA approved drug eluting stents on the market

•                  Current competitors market their products in the US for $3,000 – do not compete in Europe due to limited reimbursement of only $900

•                  Growth Strategy

•                  Gain CE marking by FY 2007

•                  International market

Drug Eluting Stents – CTE Advantage

	Radio Opaque		In-House Polymer		Generic Drug		Price Point
Company	Yes	Slight	Yes	No	Yes	No	Amount

Boston Scientific		X		X		X	$3,000

Johnson & Johnson		X		X		X	$3,000

CardioTech	X		X		X		$900

Why is CTE better?

•                  More opaque than the competition – more visible on x-rays

•                  CTE owns the polymer – no royalty payments

•                  Utilizes a generic drug – no royalty payments

Synthetic Artery – Research & Development

•                  Synthetic Artery (CABG)

[GRAPHIC]

Coronary Artery Disease

Market Characteristics

•                  60 million patients in the US

•                  1 million deaths annually in the US

•                  Treatment: diet, lifestyle changes, drugs, angioplasty, stents, and coronary artery bypass graft surgery

•                  650,000 annual CABG surgeries performed worldwide

•                  $1 billion worldwide market

Coronary Artery Disease

[GRAPHIC]

Saphenous Vein Harvest

[GRAPHIC]

Coronary Artery Bypass Graft (CABG)

•                  CABG surgery is performed to treat the impairment of blood flow to portions of the heart by rerouting blood around blocked coronary arteries

•                  Competitive Landscape:

•                  CABG Medical - Development stage company, product is reliant on drug combination

•                  Thoratec - Developer and manufacturer of medical devices, discarded CABG development attempts

•                  No other direct competitors at this time

•                  Why will CTE’s synthetic artery (CABG) work?

•                  Polyurethane transparent to the blood and immune system

•                  Elasticity

•                  Non-kinking

•                  Not reliant on drug combination

CTE Opportunity - CABG

•                  Only Company in the world in human trials with CABG, CTE should have the first synthetic artery on the market

•                  CABG Clinical Trial Approval Process

•                  Currently in human clinical trials in Brazil

•                  $1 million spent to date ($1.5 million total cost)

•                  Enter trials in Europe in late 2004 (two years to approval)

•                  $5 million budgeted to complete European trials

•                  FDA approval could be obtained within three years

•                  $10 million budgeted to complete the US trials

•                  Once Europe and US approvals received, CTE will pursue 200,000 annual “no option” patients worldwide

•                  CTE synthetic artery priced at approximately $1,500

•                  Potential use as substitute for autogenous saphenous veins

Historical Performance

($ in 000s, except per share figures)	Audited FY02	Audited FY03	Audited FY04
Revenue	$3,220	$3,394	$21,799

Operating Expenses:
Cost of Sales	1,954	2,123	15,670
Research and development	273	313	1,065
Selling, general and administrative	3,070	1,946	5,655
Severance payment (1)	0	0	372
Non-Cash compensation and research contract	0	19	1,171
Total Operating Expenses	5,297	4,401	23,933

Loss from Operations	(2,077)	(1,007)	(2,134)

Other Income, net	106	44	619

Net Loss	(1,971)	(963)	(1,515)

EBITDA (2)	(578)	(724)	1,190

Diluted earnings per share	$(0.23)	$(0.11)	$(0.10)

(1) Severance related to resignation of former GISH CEO

(2) EBITDA excludes non-recurring severance charge and non-cash compensation and research contract

FY05 Projections

($ in 000s)	GISH	CDT	Bio- materials	Wound Care	Corporate	Total

Revenue	$19,000	$4,000	$1,500	$200	$0	$24,700

Gross Profit	5,300	1,430	600	80	0	7,410

G&A Expense	1,200	430	0	0	1,400	3,030

Selling Expense	2,450	275	0	130	0	2,855

R&D Expense	800	0	0	0	810	1,610

Operating Profit	850	725	600	(50)	(2,210)	(85)

Net Income	$810	$745	$600	$(50)	$(2,060)	$45

Results based on 23M shares	$0.04	$0.03	$0.03	$(0.00)	$(0.09)	$0.00

Sustainable Growth Rate	10%	10%	15%	40%

* Projected results include approximately $1.1M of non-cash operating charges, of which $960k relates to GISH and CDT.

Peer Group and Competition

Symbol (1)	Company	Price 26-Jul	Market Cap	Revs. ttm	EBITDA ttm	EV / EBITDA		EPS ttm	P/E Mult		Current FY Projection
											EPS	Mult
ABMD	ABIOMED	$9.16	$197	$26	$(9)	n/a		$(0.45)	n/a		n/a	n/a
ATSI	ATS Medical, Inc.	$3.20	$86	$21	$(14)	n/a		$(0.59)	n/a		n/a	n/a
HRT	Arrhythmia Research Tech	$10.02	$26	$8	$2	11.5	x	$0.50	20.0	x	n/a	n/a
CDIC	Cardiodynamics Intl.	$3.89	$185	$35	$3	49.9	x	$0.07	53.3	x	$0.10	38.9	x
HMP	Horizon Medical Products	$1.45	$64	$29	$3	26.6	x	$(0.03)	n/a		n/a	n/a
NOVT	Novoste Corp	$2.23	$36	$49	$(5)	n/a		$(0.47)	n/a		n/a	n/a
POSS	Possis Medical, Inc.	$24.95	$453	$68	$17	26.8	x	$1.00	24.9	x	$0.61	40.9	x
VASO	Vasomedical, Inc.	$0.96	$56	$23	$(2)	n/a		$(0.05)	n/a		n/a	n/a
ZOLL	Zoll Medical Corp	$33.20	$305	$197	$25	10.0	x	$1.31	25.4	x	$1.13	29.4	x
MDT	Medtronic, Inc.	$48.90	$59,140	$9,090	$3,300	18.0	x	$1.60	30.6	x	$1.89	25.9	x
Average						23.8	x		30.9	x		33.8	x
Median						22.3	x		25.4	x		34.1	x
CTE (2),(3)	CardioTech	$3.70	$65	$22	$1	51.1	x	$(0.11)	n/a		$0.00	n/a

* $ in millions except per share figures

(1) Source: Peer Group and Competition results and estimates provided by Multex.

(2) EBITDA provided by Stonegate analysis - excludes one-time and non-cash charges.

(3) Current FY EPS based on Company projections.

Valuation Approach

•                  Manufacturing Valuation (GISH and CDT):

•                  EV / FY05 EBITDA multiple in-line with comparables

•                  Organic manufacturing growth of 10% annually

•                  Accretive acquisitions

•                  Valuation Upside:

•                  New products

•                  Potential blockbuster with synthetic artery (CABG)

•                  CABG Medical, Inc.: Pre-clinical development stage

•                  Based on recent S-1 filing, IPO is expected to raise $30+ million for 34% ownership (total company valued at $85+ million)

•                  Drug eluting stent

•                  Wound care

•                  Valuable Intellectual Property

•                  Includes 42 patents

Summary

•                  Biomaterials expertise

•                  Profitable niche manufacturing business

•                  Valuable Intellectual Property – includes 42 patents

•                  Manufacturing Valuation (GISH and CDT):

•                  EV / FY05 EBITDA multiple in-line with comparables

•                  Accretive manufacturing acquisitions

•                  Valuation Upside with Developed Products:

•                  Potential blockbuster with synthetic artery (CABG)

•                  Drug eluting stents

•                  Wound care